EXHIBIT 32.1

Certification of Chief Executive Officer and Chief Financial Officer

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

(Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code)

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Inter-Tel, Incorporated (“Company”), does hereby certify, to such officer’s knowledge, that:

The Quarterly Report on Form 10-Q for the fiscal period ended June 30, 2007 (“Form 10-Q”) of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ NORMAN STOUT
Date: August 8, 2007	Norman Stout
Director and Chief Executive Officer (Principal Executive Officer)

/s/ KURT R. KNEIP
Date: August 8, 2007	Kurt R. Kneip,
Sr. Vice President and Chief Financial Officer (Principal Financial Officer)